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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 28, 2004


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                         000-49887                  980363970
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)                                  Identification No.)


  2ND FL. INTERNATIONAL TRADING CENTRE
                 WARRENS
               PO BOX 905E
          ST. MICHAEL, BARBADOS                                       N/A
(Address of principal executive offices)                           (Zip Code)


                                 (246) 421-9471
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 28, 2004, the Company issued a press release announcing that it has appointed Alexander M. Knaster to its Board of Directors. Mr. Knaster will serve as a Class I Director of the Company and a member of its Governance and Nominating Committee. There is no arrangement or understanding between Mr. Knaster and any other person pursuant to which he was selected as a director, and there are no related party transactions between Mr. Knaster and the Company. A copy of the Company's press release announcing Mr. Knaster's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits (numbered in accordance with Item 601 of Regulation
                 S-K).

                 EXHIBIT NO.     DOCUMENT DESCRIPTION
                 -----------     --------------------
                    99.1         Press release issued by the Company on October
                                 28, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date:  October 29, 2004                     By: /s/ Daniel McLachlin
                                                --------------------------------
                                                Daniel McLachlin
                                                Vice President-Administration &
                                                Secretary

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                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------
   99.1      Press Release issued by Nabors Industries Ltd. on October 28, 2004.